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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. Date of Report (Date of earliest event reported): May 9, 2002



                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     0-9036                 23-0787-699
--------------------------------     -----------            ------------------
State or other Jurisdiction          Commission             I.R.S. Employer
of Incorporation or Organization     File Number            Identification No.



                     9000 State Road, Philadelphia, PA 19136
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               Address of Principal Executive Offices and Zip Code


     Registrant's telephone number, including area code: (215) 333-9000




ITEM 5: OTHER EVENTS

         Effective May 3rd, 2002, Arthur Bedrosian has been elected by the Board of Directors as President of Lannett Company, Inc. William Farber, who is the Chairman of the Board of Directors and the Chief Executive Officer, formerly held the President position. Mr. Bedrosian was formerly a member of the Board of Directors from April 2000 through January 2002, a position that he voluntarily resigned on January 25th, 2002 when he joined Lannett's management team as Vice President of Business Development. Mr. Bedrosian has operated generic drug manufacturing, sales, and marketing businesses in the healthcare industry for many years. Mr. Bedrosian holds a Bachelor of Arts Degree in Political Science from Queens College of the City University of New York and a Juris Doctorate from Newport University in California.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             LANNETT COMPANY, INC

                                             By:  /s/ Larry Dalesandro
                                                  Chief Operating Officer

Date:  May 9, 2002